AMENDMENT NO. [5]

TO FOURTH AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST OF

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

This Amendment No. [5] (the “Amendment”) to the Fourth Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (Invesco Investment Funds) (the “Trust”) amends, effective [,     2018], the Fourth Amended and Restated Agreement and Declaration of Trust of the Trust dated as of April 11, 2017, as amended (the “Agreement”).

Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

WHEREAS, the Trust desires to amend the Agreement to add the following series portfolios – Invesco Oppenheimer Capital Income Fund, Invesco Oppenheimer Developing Markets Fund, Invesco Oppenheimer Discovery Mid Cap Growth Fund, Invesco Oppenheimer Emerging Markets Innovators Fund, Invesco Oppenheimer Emerging Markets Local Debt Fund, Invesco Oppenheimer Fundamental Alternatives Fund, Invesco Oppenheimer Global Allocation Fund, Invesco Oppenheimer Global Multi-Asset Income Fund, Invesco Oppenheimer Strategic Income Fund, Invesco Oppenheimer Unconstrained Bond Fund, Invesco Oppenheimer International Bond Fund, Invesco Oppenheimer Macquarie Global Infrastructure Fund, Invesco Oppenheimer Preferred Securities and Income Fund, Invesco Oppenheimer SteelPath MLP Alpha Fund, Invesco Oppenheimer SteelPath MLP Alpha Plus Fund, Invesco Oppenheimer SteelPath MLP & Energy Infrastructure Fund, Invesco Oppenheimer SteelPath MLP Income Fund, Invesco Oppenheimer SteelPath MLP Select 40 Fund, Invesco Oppenheimer SteelPath Panoramic Fund, and Invesco Oppenheimer Total Return Bond Fund    (collectively, the “Funds”);

WHEREAS, each of the Funds will have multiple share classes, each of which will be reflected on Schedule A, as amended hereby;

NOW, THEREFORE, the Agreement is hereby amended as follows:

1.	Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

2.	All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.

3.	Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of [                 ].

By:

Name: Jeffrey H. Kupor
Title: Senior Vice President

EXHIBIT 1

“SCHEDULE A

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco All Cap Market Neutral Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Balanced-Risk Allocation Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Balanced-Risk Commodity Strategy Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Developing Markets Fund	Class A Shares Class C Shares Class F Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Emerging Markets Select Equity Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Emerging Markets Flexible Bond Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Endeavor Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Health Care Fund	Class A Shares Class C Shares Class F Shares Class R6 Shares Class T Shares Class Y Shares Investor Class Shares

Invesco Global Infrastructure Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Global Market Neutral Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Global Targeted Returns Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Greater China Fund	Class A Shares Class C Shares Class F Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Long/Short Equity Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Low Volatility Emerging Markets Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Macro Allocation Strategy Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco MLP Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Multi-Asset Income Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Oppenheimer Capital Income Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Oppenheimer Developing Markets Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Oppenheimer Discovery Mid Cap Growth Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Oppenheimer Emerging Markets Innovators Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Oppenheimer Emerging Markets Local Debt Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Oppenheimer Fundamental Alternatives Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Oppenheimer Global Allocation Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Oppenheimer Global Multi-Asset Income Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Oppenheimer Global Strategic Income Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Oppenheimer Global Unconstrained Bond Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Oppenheimer International Bond Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Oppenheimer Macquarie Global Infrastructure Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Oppenheimer Preferred Securities and Income Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Oppenheimer SteelPath MLP Alpha Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Oppenheimer SteelPath MLP Alpha Plus Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Oppenheimer SteelPath MLP & Energy Infrastructure Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Oppenheimer SteelPath MLP Income Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Oppenheimer SteelPath MLP Select 40 Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Oppenheimer SteelPath Panoramic Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Oppenheimer Total Return Bond Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Pacific Growth Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Select Companies Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco U.S. Managed Volatility Fund	Class R6 Shares

Invesco World Bond Fund	Class A Shares Class C Shares Class F Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares”